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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 9, 2003

                                  ISRAMCO, INC.

             (Exact name of registrant as specified in its charter)



            Delaware                  0-12500                   13-3145265
(State or other Jurisdiction of     (Commission             (IRS Employer No.)
 Identification Incorporation)      File Number)

                      11767 KATY FREEWAY, HOUSTON, TX 77079
                    (Address of Principal Executive Offices)


                                  713-621-3882
              (Registrant's Telephone Number, including Area Code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

     Isramco, Inc., a Delaware corporation (the "Company"), issued a press release announcing the resignation of its Vice President, Daniel Avner, effective immediately. The Company also announced the appointment of a new Vice President, Doron Avraham.

     A copy of the Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Isramco, Inc. press release issued December 9, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused his report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE: DECEMBER 9, 2003                      ISRAMCO, INC.


                                            BY: /S/ HAIM TSUFF,

                                            HAIM TSUFF,
                                            CHIEF EXECUTIVE OFFICER